Exhibit 10.13

NCB Executive Long-Term Incentive Plan
Measurement Period 1/1/03 – 12/3/05

Approved by the Compensation Committee 7/28/03

The Executive Long Term Incentive Plan, as approved by the Board of Directors on July 31, 1999, delegates to the Compensation Committee the authority to approve the Measurement Period, the Employee Participants, the Performance-Based Cash Awards, and the Performance Goals.

A.                                    The Measurement Period is the 3-year period from 1/01/2003 through 12/31/2005, and the Performance-Based Cash Awards, if any, will be granted every other year according to the following schedule:

'99	'00	'01	'02	'03	'04	'05	'06
Award
Award
Award

B.                                    Employee Participants:

CEO:	Charles E. Snyder

Others:
Steven Brookner

Patrick N. Connealy
Charles H. Hackman
Michele Fantt Harris
Mark Hiltz
Darrell M. Johnson
Andrew Kho
Kathleen Luzik
Richard L. Reed
Russell J. Schofield

C.                                    Performance-Based Cash Award Potential:

Annualized Award Opportunity at Select Performance
as % of Base Salary not including Low Income Adjustment

	Threshold	Target	Superior

CEO	20%	50%	65%

Other Participants	15%	30%	45%

D.                                    Performance Goals used to compute potential Performance-Based Cash Awards:

PERFORMANCE GOALS 1/1/03 – 12/31/05	Weight		Goals and Awards for the CEO
			Threshold	Target	Superior
Value to Customers: Revenue from New Customers and Products	35%	Goal	20% of '05 Revenues from post '02 sources	30% of '05 Revenues from post '02 sources	50% of '05 Revenues from post '02 sources
		Award	7% of Salary	17.5% of Salary	22.75% of Salary

Financial Strength: Average ROE less NCBDC contribution over three years	35%	Goal	8% Average ROE	9% Average ROE	11% Average ROE
		Award	7% of Salary	17.5% of Salary	22.75% of Salary

Total commitments and financial transactions arranged for customers including loans, leases, letters of credit, private placements, and deals closed by referral sources.	30%	Goal	$4 billion 2003 through 2005	$4.5 billion 2003 through 2005	$5.5 billion 2003 through 2005
		Award	6% of Salary	15% of Salary	19.5% of Salary

	100%		20% of Salary	50% of Salary	65% of Salary

Adjustment for Low Income Market Development			-15% of Total Award	+0%	+25% of Total Award

PERFORMANCE GOALS 1/1/03 – 12/31/05	Weight		Goals and Awards for Other Participants
			Threshold	Target	Superior
Value to Customers: Revenue from New Customers and Products	35%	Goal	20% of '05 Revenues from post '02 sources	30% of '05 Revenues from post '02 sources	50% of '05 Revenues from post '02 sources
		Award	5.25% of Salary	10.5% of Salary	15.75% of Salary

Financial Strength: Average ROE less NCBDC contribution over three years	35%	Goal	8% Average ROE	9% Average ROE	11% Average ROE
		Award	5.25% of Salary	10.5% of Salary	15.75% of Salary

Total commitments and financial transactions arranged for customers including loans, leases, letters of credit, private placements, and deals closed by referral sources.	30%	Goal	$4 billion 2003 through 2005	$4.5 billion 2003 through 2005	$5.5 billion 2003 through 2005
		Award	4.5% of Salary	9% of Salary	13.5% of Salary

Totals	100%		15% of Salary	30% of Salary	45% of Salary

Adjustment for Low Income Market Development			-15% of Total Award	+0%	+25% of Total Award